Exhibit 10.3

Second Amendment to Compensation Matters Agreement of Dieter Wunderlich

This second amendment to Compensation Matters Agreement (the "Second Amendment"), made as of March 3, 2015 by and between Vishay Electronic GmbH, a German company ("Vishay Electronic") and an indirect wholly-owned subsidiary of Vishay Intertechnology, Inc., a Delaware corporation ("Vishay"), and DIETER WUNDERLICH ("Executive") (collectively the "Parties").

WHEREAS, Executive is employed by Vishay Electronic and is a Party to that certain Compensation Matters Agreement made between the Parties as of November 11, 2011, as amended by the first amendment to the Compensation Matters Agreement made between the Parties as of March 4, 2014 (collectively, the "Compensation Matters Agreement");

WHEREAS, Vishay Electronic and Executive may amend the Compensation Matters Agreement by mutual agreement in writing; and

 WHEREAS, the Company and Executive desire to amend the Compensation Matters Agreement as set forth in this Second Amendment.

NOW THEREFORE, in consideration of the premises and the mutual benefits to be derived herefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Paragraph two of the Compensation Matters Agreement is hereby amended by replacing "2012" and "35%" in the first sentence with "2015" and "50%", respectively.

2.The amendments to the Compensation Matters Agreement made by paragraph 1 of this Second Amendment shall be effective as of March 3, 2015.

3.Except as set forth in this Second Amendment, all other terms and conditions of the Compensation Matters Agreement shall remain unchanged and in full force and effect.

4.This Second Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to be executed on its behalf as of the date first above written.

VISHAY ELECTRONIC GMBH

By: /s/ Werner Gebhardt                            By: /s/ Thomas van Laak
Name: Werner Gebhardt                                Name: Thomas van Laak
Title: Managing Director                             Title: Sr. Director HR Europe

Date: April 28, 2015                               Date: April 28, 2015

[Executive's signature on next page]

/s/ Dieter Wunderlich
Dieter Wunderlich

Date: April 20, 2015